UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2007

HALLMARK FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1000, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 23, 2007, Hallmark Financial Services, Inc. (“HFS”) and each of its subsidiaries (collectively with HFS, the “Company”) entered into a Fourth Amendment to First Restated Credit Agreement (the “Fourth Amendment”) with The Frost National Bank (“Frost”). The Fourth Amendment revises various provisions and waives certain negative covenants of the Company’s revolving credit facility with Frost to accommodate the issuance of the Trust Preferred Securities described in Item 2.03 hereof. The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the definitive agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.

The information provided in Item 2.03 hereof is incorporated in this Item 1.01 by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 23, 2007, Hallmark Statutory Trust II, a Delaware statutory trust (the "Trust") which is a newly formed, wholly-owned subsidiary of HFS, issued $25,000,000 of preferred capital securities (the "Trust Preferred Securities") in a private placement pursuant to an applicable exemption from registration. The Trust Preferred Securities mature on September 15, 2037, but may be redeemed at the option of HFS beginning September 15, 2012. The Trust Preferred Securities require quarterly distributions by the Trust to the holder of the Trust Preferred Securities, initially at a fixed rate of 8.28% per annum for ten years and thereafter at a variable rate which will reset quarterly at the three-month LIBOR rate plus 2.9%. Distributions are cumulative and will accrue from the date of original issuance, but may be deferred by the Trust from time to time for up to 20 consecutive quarterly periods under certain circumstances. HFS has irrevocably and unconditionally guaranteed the payment of all required distributions on the Trust Preferred Securities.

The proceeds of the Trust Preferred Securities received by the Trust, along with proceeds of $774,000 received by the Trust from the issuance of common securities (the "Trust Common Securities") by the Trust to HFS, were used to purchase $25,774,000 of junior subordinated debt securities (the "Debt Securities") of HFS, issued pursuant to an indenture (the "Indenture") entered into between HFS and The Bank of New York Trust Company, National Association, as trustee (the "Trustee"). The Company intends to use the proceeds of the Debt Securities for working capital and general corporate purposes.

The Debt Securities mature on September 15, 2037, but HFS may redeem the Debt Securities, in whole or in part, beginning on September 15, 2012, in accordance with the provisions of the Indenture. The Debt Securities bear interest at a fixed rate of 8.28% per annum for ten years, and thereafter at a variable rate which will reset quarterly at the three-month LIBOR rate plus 2.9%. Interest is cumulative and will accrue from the date of original issuance, but may be deferred by HFS from time to time for up to 20 consecutive quarterly periods under certain circumstances.

Either the Trustee or the holders of at least 25% of the aggregate principal amount of the Debt Securities outstanding have a right to accelerate payment of principal outstanding under the Debt Securities if an event of default occurs under the Indenture, which includes any one of the following events: (a) HFS defaults in the payment of any interest upon any Debt Security when it becomes due and payable (unless HFS has elected to defer interest payments under the Indenture), and such default continues for a period of 30 days; (b) HFS defaults in the payment of all or any part of the principal of (or premium, if any, on) any Debt Security as and when the same shall become due and payable either at maturity, upon redemption, by acceleration pursuant to the Indenture or otherwise; (c) HFS fails to observe certain covenants under the Indenture for a period of 90 days after receipt of notice of such failure; or (d) any representation, warranty, certification or statement of fact made by HFS or the Trust in the Indenture or any other operative document was incorrect or misleading in any material respect when made. In addition, the entire principal amount of the Debt Securities and any premium and interest accrued, but unpaid, thereon will become immediately due and payable without further action upon the occurrence of any of the following events of default: (x) a court of competent jurisdiction enters a decree or order for relief in respect of HFS in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of HFS or for any substantial part of its property, or orders the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; (y) HFS commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, consents to the entry of an order for relief in an involuntary case under any such law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of HFS or of any substantial part of its property, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they become due; or (z) the Trust voluntarily or involuntarily liquidates, dissolves, winds-up its business or otherwise terminates its existence except in connection with (i) the distribution of the Debt Securities to holders of the Trust Common Securities and Trust Preferred Securities in liquidation of their interests in the Trust, (ii) the redemption of all of the outstanding Trust Common Securities and Trust Preferred Securities, or (iii) certain mergers, consolidations or combinations, each as permitted by the Amended and Restated Declaration of Trust (the "Declaration") among the Trustee, HFS, The Bank of New York (Delaware) and the administrators of the Trust.

Under the Declaration, any proceeds received by the Trust upon payment or redemption of the Debt Securities will be used by the Trust to redeem a pro rata amount of Trust Preferred Securities and Trust Common Securities.

The description set forth above of the Company’s guarantee of the Trust Preferred Securities is qualified in its entirety by reference to the Guarantee Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.

The descriptions set forth above of the Trust Preferred Securities and Trust Common Securities and the obligations of the Trust pursuant thereto are qualified in their entirety by reference to the Declaration filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.

The description set forth above of the Debt Securities and the obligations of the Company pursuant thereto are qualified in their entirety by reference to the Indenture filed as an exhibit to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

4.1	Indenture dated as of August 23, 2007, between Hallmark Financial Services, Inc. and The Bank of New York Trust Company, National Association.

4.2
Amended and Restated Declaration of Trust of Hallmark Statutory Trust II dated as of August 23, 2007, among Hallmark Financial Services, Inc., as sponsor, The Bank of New York (Delaware), as Delaware trustee, and The Bank of New York Trust Company, National Association, as institutional trustee, and Mark Schwarz and Mark Morrison, as administrators.

4.3	Form of Junior Subordinated Debt Security Due 2037 [included in Exhibit 4.1 hereto].

4.4	Form of Capital Security Certificate [included in Exhibit 4.2 hereto].

10.1	Guarantee Agreement dated as of August 23, 2007, by Hallmark Financial Services, Inc. for the benefit of the holders of trust preferred securities.

99.1	Fourth Amendment to First Restated Credit Agreement among Hallmark Financial Services, Inc. and its subsidiaries and The Frost National Bank dated August 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: August 24, 2007	By:	/s/ Jeffrey R. Passmore
Jeffrey R. Passmore, Chief Accounting Officer